Exhibit 31.1
Rule 13a-14(a) / 15a-14(a)
Certification of Chief Executive Officer

I, Gary E. Ban, certify that:

1.             I have reviewed this Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, of  Oasys Mobile, Inc.  (“Oasys Mobile”);

2.             Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.             Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Oasys Mobile as of, and for, the periods presented in this report.

4.             Oasys Mobile’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Oasys Mobile and have:

(a)                Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Oasys Mobile, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)               Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

(c)                Evaluated the effectiveness of Oasys Mobile's disclosure control’s and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)                Disclosed in this report any change in Oasys Mobile's internal control over financial reporting that occurred during Oasys Mobile's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Oasys Mobile's internal control over financial reporting; and

5.             Oasys Mobile's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Oasys Mobile’s auditors and the audit committee of Oasys Mobile's board of directors:

(a)                All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Oasys Mobile's ability to record, process, summarize and report financial information; and

(b)                Any fraud, whether or not material, that involves management or other employees who have a significant role in Oasys Mobile's internal control over financial reporting.

Date:   August 14, 2006

    /s/ Gary E. Ban
Gary E. Ban
Chief Executive Officer